Terex Corporation
Conflict Minerals Report
For Calendar Year Ended December 31, 2025

Section 1: Introduction and Company Overview

This Conflict Minerals Report of Terex Corporation (“Terex,” “Company,” “our,” “us” or “we”) for the year ended December 31, 2025, is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934 (“Rule”). Conflict minerals are defined by the Securities and Exchange Commission (“SEC”) as columbite-tantalite (coltan), cassiterite, gold, wolframite, or their derivatives, which are limited to tantalum, tin, tungsten, and gold (collectively “conflict minerals” or “3TG”) for the purposes of this assessment.

Terex is a global industrial equipment manufacturer of materials processing machinery, waste and recycling solutions, customized vehicle solutions, mobile elevating work platforms (MEWPs), equipment for the electric utility industry, commercial and custom fire and ambulance vehicles, and recreational vehicles. We design, build, and support products used in maintenance, manufacturing, energy, waste and recycling, minerals and materials management, construction, the entertainment industry, emergency response, and the recreational vehicles market. We provide lifecycle support to our customers through our global parts and services organization, and offer complementary digital solutions, designed to help our customers maximize their return on their investment. Certain Terex products and solutions enable customers to reduce their impact on the environment including electric and hybrid offerings that deliver quiet and emission-free performance, products that support renewable energy, and products that aid in the recovery of useful materials from various types of waste. Our products are manufactured in North America, Europe, and Asia Pacific and sold worldwide.

The Company has a Conflict Minerals Policy that outlines our position statement on conflict minerals and our expectations for suppliers. Our Conflict Minerals Policy is available on our website at www.terex.com under “Company” – “Sustainability” – “Responsible Operations.” The Company also has a Supplier Code of Conduct (“Supplier Code of Conduct”) that includes a section on conflict minerals and our expectations for suppliers. Our Supplier Code of Conduct is available on our website at https://www.terex.com/en/supplier-code-of-conduct.

We have relationships with a vast network of suppliers worldwide and we rely on our suppliers to provide information on the origin of any conflict minerals contained in the components and materials supplied to us. As a downstream purchaser, Terex, in most instances, is many steps removed from the smelters and refiners (collectively known as “SORs”) in our supply chain.

Section 2: Reasonable Country of Origin Inquiry

We have determined that certain of our products are likely to contain 3TG, the Company conducted a good faith Reasonable Country of Origin Inquiry (“RCOI”) to determine whether any 3TGs found in its products may have originated in the Democratic Republic of the Congo or an adjoining country (“Covered Countries”) and did not come from recycled or scrap sources. We completed an analysis of our global supply base, including an initial filter based on probability of having 3TG content and a segmentation based on expenditure, to determine which direct suppliers to assess (our “In-Scope Suppliers”). The Company conducted a Conflict Minerals Reporting Assessment (the “CMRA”) with In-Scope Suppliers using the template developed by the Responsible Minerals Initiative (“RMI”) known as the Conflict Minerals Reporting Template (the “CMRT”) to obtain information regarding the SORs that provide materials to the Company’s supply chain.

In 2026, we surveyed suppliers accounting for approximately 93% of our spend (spend incurred from January - September 2025) and received responses from approximately 50% of the suppliers surveyed. Based on the responses received from In-Scope Suppliers, there is reason to believe that some of our products likely contain 3TG. Because the Company does not have direct relationships with SORs and the Company relies on its suppliers to provide information on the origin of 3TGs contained in the components and materials supplied to the Company, we cannot be certain whether any 3TG in our products originated from the Covered Countries by persons that finance or benefit armed groups in the Covered Countries.

1

Section 3: Design of Due Diligence Framework

We designed our due diligence measures to be in conformity, in all material respects, with the five-step framework contained in the Organization for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas.

Section 4: Due Diligence Measures Performed

Step 1: Establish Strong Management Systems

As described above, the Company has adopted a Conflict Minerals Policy which is posted on our website. Additionally, we have in place a management system that includes a Conflict Minerals Steering Committee led by our Senior Vice President, General Counsel and Senior Vice President & Chief Financial Officer, and a team of subject matter experts from relevant functions such as supply chain and legal. The team of subject matter experts is responsible for implementing our conflict minerals compliance strategy. Senior management has been briefed about the results of our compliance efforts on a periodic basis. The Audit Committee of the Board of Directors is also supportive of our due diligence process undertaken to satisfy our compliance obligations.

Additionally, we have longstanding grievance mechanisms whereby team members, suppliers, shareholders, and others can report violations of the Company’s policies through the Terex Helpline. Our Supplier Code of Conduct notifies suppliers of this Terex Helpline grievance mechanism.

Step 2: Identify and Assess Risk in the Supply Chain

We are part of a complex supply chain, with several layers of companies between the Company and the SORs that may process 3TGs that may ultimately be used in our products. As a result, we rely on our In-Scope Suppliers to provide information on the origin of any 3TGs contained in components and materials supplied to us, which information is gathered via a supply-chain survey, the CMRA, using the CMRT. The Company engaged a third-party subject matter expert (“SME”) to assist with surveying our In-Scope Suppliers. In conjunction with the SME, virtual trainings and/or training materials were provided to the In-Scope Suppliers and members of the Company’s supply chain team. Where suppliers identified SORs in their responses, the SME verified the listed entities matched known SORs that conform to the Responsible Minerals Assurance Process (“RMAP”) assessment protocols. The SME took additional due diligence measures for any SORs not identified as conformant.

Step 3: Design and Implement a Strategy to Respond to Identified Risks

We have a process in place for handling any potential risks identified in our supply chain. For non-responsive suppliers, there is an escalation process that consists of multiple follow-up inquiries to each supplier surveyed. Each completed survey response is reviewed, and any red flags are identified. Depending on the red flag identified, the SME will take further action to investigate the supplier’s response. In-Scope Suppliers that were unresponsive, indicated that the origins of the conflict minerals were unknown, provided responses with inconsistencies, or indicated other red flags, were flagged for subsequent follow-up. Members of our Conflict Minerals Steering Committee are apprised of the status of our conflict minerals compliance program, which includes any actual or potential risks or any red flags related to conflict minerals that are identified in our supply chain.

Step 4: Carry Out Independent Third-Party Audit of Supply Chain Due Diligence

Terex does not have a direct relationship with SORs, nor do we perform direct audits of these entities within our supply chain. Therefore, we rely on the RMI’s RMAP to manage and report results of the independent third-party audits and the related certification of the SORs.

2

Step 5: Report Annually on Supply Chain Due Diligence

We report annually on our supply chain due diligence efforts by filing this Conflict Minerals Report with the SEC, which is publicly available on our website at www.terex.com under “Investors” - “Governance” - “Corporate Governance Documents”.

Section 5: Due Diligence Results

Survey Responses
In 2026, we surveyed suppliers accounting for approximately 93% of our spend and received responses from approximately 50% of the suppliers surveyed. The responses received from the CMRA identified 528 unique SORs identified by RMAP, of which 355, or approximately 67%, were validated as conformant or eligible under RMAP. Additional due diligence measures were initiated for any SORs not validated as conformant. Of all SORs not listed as conformant or eligible, none were located in 3TG covered countries. No SORs were identified by suppliers as supporting conflict in the Covered Countries.

The large majority of the responses received provided data at the supplier company level and not specific to our supply chain. We were therefore unable to determine with certainty whether any of the 3TG reported was contained in components supplied to us or to validate that any of these SORs are actually in our supply chain.

Smelters or Refiners
The full list of validated smelters and refiners declared by our In-Scope Suppliers is included in Annex 1.

Efforts to Determine the Mine or Location of Origin
The Company’s efforts to determine the origin of mines or country of origin of the conflict minerals in its supply chain include supporting RMI efforts for smelter validation, continued implementation of the due diligence measures described above, and requiring In-Scope Suppliers to submit CMRT information. We have determined that seeking information about 3TG SORs in our supply chain represents the most reasonable effort we can make to determine the mines or locations of origin of any 3TG in our supply chain.

Section 6: Continuous Improvement Efforts to Mitigate Risk

Going forward, the Company intends to take the following steps to improve its due diligence process:

1.Continue to engage with suppliers in an attempt to increase overall supplier response rates and improve the content of supplier responses;
2.Continue to streamline the assessment process and platform in an effort to decrease supplier fatigue; and
3.Continue to work to ensure suppliers acknowledge our Supplier Code of Conduct and support our Conflict Minerals Policy and processes.

The Company has made statements in this Conflict Minerals Report that may constitute forward-looking statements about its plans to take additional actions or to implement additional policies or procedures with respect to its “reasonable country of origin inquiry” and due diligence to determine the origin of conflict minerals included in Company products. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. The Company’s reporting obligations under the Dodd-Frank Act may change in the future, and its ability to implement certain processes may differ materially from those anticipated or implied in this report. Additionally, the Company relies on its direct material suppliers, which may be many steps removed from smelters or refiners of conflict minerals in supply chains, for information required to meet its reporting obligations. There can be no assurance that the information received from its direct suppliers will be complete and accurate

3

or that when the Company receives such information, it will be able to make a determination as to whether the products manufactured contain conflict minerals originating in certain countries in support of armed groups operating in those countries.

4

Annex I

The information in the table below has been gathered and transmitted through multiple levels of our supply chain, and there is a risk that it is not accurate or current. In most cases, direct suppliers provided smelter and/or refiner information and therefore any country-of-origin data related to such smelter and/or refiner for their entire supply chain without identifying which smelters and/or refiners may have contributed conflict minerals to components and materials actually supplied to us. Accordingly, we cannot verify that any of the smelters and/or refiners or country of origin data shown in this table actually was part of our supply chain. The presence of a smelter or refiner in this table does not necessarily mean that conflict minerals processed at that smelter or refiner were used in any components and materials supplied to us or in any Company products.

Mineral	Smelter Name	Smelter Country
Tantalum	5D Production OU	ESTONIA
Gold	8853 S.p.A.	ITALY
Tungsten	A.L.M.T. Corp.	JAPAN
Gold	ABC Refinery Pty Ltd.	AUSTRALIA
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA
Tungsten	ACL Metais Eireli	BRAZIL
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	African Gold Refinery	UGANDA
Gold	Agosi AG	GERMANY
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold	Al Ghaith Gold	UNITED ARAB EMIRATES
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL
Gold	Albino Mountinho Lda.	PORTUGAL
Gold	Alexy Metals	UNITED STATES OF AMERICA
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Tin	Alpha	UNITED STATES OF AMERICA
Tantalum	AMG Brasil	BRAZIL
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
Tantalum	ANHUI HERRMAN IMPEX CO.	CHINA
Gold	Argor-Heraeus S.A.	SWITZERLAND
Tungsten	Artek LLC	RUSSIAN FEDERATION
Gold	ARY Aurum Plus	UNITED ARAB EMIRATES
Gold	Asahi Pretec Corp.	JAPAN
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold	Asaka Riken Co., Ltd.	JAPAN
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Attero Recycling Pvt Ltd	INDIA
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	Augmont Enterprises Private Limited	INDIA
Gold	Aurubis AG	GERMANY
Tin	Aurubis Beerse	BELGIUM
Tin	Aurubis Berango	SPAIN

5

Tungsten	Avon Specialty Metals Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tantalum	Avon Specialty Metals Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Gold	Bangalore Refinery	INDIA
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Tantalum	Baoji Towin Rare Metals Co., Ltd.	CHINA
Gold	Boliden Ronnskar	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	C.I Metales Procesados Industriales SAS	COLOMBIA
Gold	Caridad	MEXICO
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Cendres + Metaux S.A.	SWITZERLAND
Gold	CGR Metalloys Pvt Ltd.	INDIA
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Gold	Chimet S.p.A.	ITALY
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	Chofu Works	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tantalum	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Gold	Chugai Mining	JAPAN
Tantalum	CMT Rare Metal Advanced Materials (Hunan) Co., Ltd.	CHINA
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Gold	Coimpa Industrial LTDA	BRAZIL
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL
Tin	CRM Synergies	SPAIN
Tungsten	Cronimet Brasil Ltda	BRAZIL
Tin	CV Ayi Jaya	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	CV Venus Inti Perkasa	INDONESIA
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES
Tin	Dingnan Jiawang environmental Tin technology Co.	CHINA
Gold	DODUCO Contacts and Refining GmbH	GERMANY
Tin	Dongguan Best Alloys Co., Ltd.	CHINA
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA
Tin	Dongguan City Xida Soldering Tin Products Co.	CHINA
Tungsten	DONGKUK INDUSTRIES CO., LTD.	KOREA, REPUBLIC OF
Gold	Dongwu Gold Group	CHINA
Gold	Dowa	JAPAN
Tin	Dowa	JAPAN

6

Tin	DS Myanmar	MYANMAR
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Gold	Elite Industech Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Tin	Estanho de Rondonia S.A.	BRAZIL
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL
Tin	Feinhutte Halsbrucke GmbH	GERMANY
Tin	Fenix Metals	POLAND
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Tantalum	FIR Metals & Resource Ltd.	CHINA
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Beseem Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Ganzhou Sunny Non-Ferrous Metals Co., Ltd.	CHINA
Gold	Gasabo Gold Refinery Ltd	RWANDA
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Gejiu Yunxi Group Corp.	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Gold	GG Refinery Ltd.	TANZANIA, UNITED REPUBLIC OF
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Tin	Global Advanced Metals Greenbushes Pty Ltd.	AUSTRALIA
Tungsten	Global Tungsten & Powders LLC	UNITED STATES OF AMERICA
Gold	Gold by Gold Colombia	COLOMBIA
Gold	Gold Coast Refinery	GHANA

7

Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
Gold	Great Wall Gold & Silver Refinery	CHINA
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
Gold	Guangdong Hua Jian Trade Co., Ltd.	CHINA
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	GUANGDONG JINXIAN GAOXIN CAI LIAO GONG SI	UNKNOWN
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tin	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	CHINA
Tin	Guangxi Nonferrous Metals Group	CHINA
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	CHINA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tungsten	H.C. Starck Tungsten GmbH	GERMANY
Gold	Hang Seng Technology	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Tungsten	HANNAE FOR T Co., Ltd.	KOREA, REPUBLIC OF
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Henan Yuguang Gold & Lead Co., Ltd.	CHINA
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Gold	Heraeus Germany GmbH Co. KG	GERMANY
Gold	Heraeus Metals Hong Kong Ltd.	CHINA
Gold	Hetai Gold Mineral Guangdong Co., Ltd.	UNKNOWN
Tin	Hezhou Jinwei Tin Co., Ltd.	CHINA
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	CHINA
Gold	Hop Hing electroplating factory Zhejiang	UNKNOWN
Gold	House of Currency of Brazil (Casa da Moeda do Brazil)	BRAZIL
Tungsten	Hubei Green Tungsten Co., Ltd.	CHINA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA
Tungsten	Hunan Jintai New Material Co., Ltd.	CHINA
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CHINA
Gold	Hung Cheong Metal Manufacturing Limited	CHINA
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Gold	Impala Platinum - Base Metal Refinery (BMR)	SOUTH AFRICA
Gold	Impala Platinum - Rustenburg Smelter	SOUTH AFRICA
Gold	Impala Refineries – Platinum Metals Refinery (PMR)	SOUTH AFRICA
Gold	Inca One (Chala One Plant)	PERU
Gold	Inca One (Koricancha Plant)	PERU
Gold	Industrial Refining Company	BELGIUM
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES

8

Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Italpreziosi	ITALY
Gold	JALAN & Company	INDIA
Gold	Japan Mint	JAPAN
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tin	Jean Goldschmidt International (JGI Hydrometal)	BELGIUM
Tin	Jiang Jia Wang Technology Co.	UNKNOWN
Tin	Jiang Xi Jia Wang Technology Tin Products Environmental Ltd.	CHINA
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Gold	Jiangxi Copper Co., Ltd.	CHINA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA
Tantalum	Jiangxi Sanshi Nonferrous Metals Co., Ltd	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Gold	Jin Jinyin Refining Co., Ltd.	UNKNOWN
Tungsten	Jing Yuan Tungsten Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Jinlong Copper Co., Ltd.	CHINA
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	K.A. Rasmussen	NORWAY
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kazzinc	KAZAKHSTAN
Tantalum	KEMET de Mexico	MEXICO
Tungsten	Kenee Mining Corporation Vietnam	VIET NAM
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Tungsten	KGETS Co., Ltd.	KOREA, REPUBLIC OF
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
Gold	KP Sanghvi International Airport	INDIA

9

Gold	Kundan Care Products Ltd.	INDIA
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
Tungsten	LAOS SOUTHERN MINING SMELTING SOLE CO.,LTD	LAO PEOPLE'S DEMOCRATIC REPUBLIC
Gold	L'azurde Company For Jewelry	SAUDI ARABIA
Tin	LIAN JING	CHINA
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tungsten	Lianyou Resources Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Lingbao Gold Co., Ltd.	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Tungsten	LLC Vostok	RUSSIAN FEDERATION
Tin	Longnan Chuangyue Environmental Protection Technology Development Co., Ltd	CHINA
Gold	L'Orfebre S.A.	ANDORRA
Gold	LS MnM Inc.	KOREA, REPUBLIC OF
Gold	LT Metal Ltd.	KOREA, REPUBLIC OF
Tin	Luna Smelter, Ltd.	RWANDA
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Tin	Ma An Shan Shu Guang Smelter Corp.	CHINA
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tungsten	MALAMET SMELTING SDN. BHD.	MALAYSIA
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tantalum	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Malaysia Smelting Corporation Berhad (Port Klang)	MALAYSIA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Gold	Marsam Metals	BRAZIL
Tungsten	Masan High-Tech Materials	VIET NAM
Tin	Materials Eco-Refining Co., Ltd.	JAPAN
Gold	Materion	UNITED STATES OF AMERICA
Tantalum	Materion	UNITED STATES OF AMERICA
Tungsten	Materion	UNITED STATES OF AMERICA
Tantalum	Materion Newton Inc.	UNITED STATES OF AMERICA
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	MD Overseas	INDIA
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA
Tin	Metallo Chimique	BELGIUM
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA

10

Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
Tin	Minchali Metal Industry Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Minera Titán del Perú SRL (MTP) - Belen Plant	PERU
Tin	Mineracao Taboca S.A.	BRAZIL
Tantalum	Mineracao Taboca S.A.	BRAZIL
Tin	Ming Li Jia smelt Metal Factory	CHINA
Tin	Mining Minerals Resources SARL	CONGO, DEMOCRATIC REPUBLIC OF THE
Tungsten	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tin	Minsur	PERU
Gold	Mitsubishi Materials Corporation	JAPAN
Tin	Mitsubishi Materials Corporation	JAPAN
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tungsten	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	MKS PAMP SA	SWITZERLAND
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Modeltech Sdn Bhd	MALAYSIA
Tin	Modeltech Sdn Bhd	MALAYSIA
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION
Gold	Morris and Watson	NEW ZEALAND
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Tungsten	Nam Viet Cromit Joint Stock Company	VIET NAM
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Tin	Ney Metals and Alloys	UNKNOWN
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Gold	NH Recytech Company	KOREA, REPUBLIC OF
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
Gold	Nihon Material Co., Ltd.	JAPAN
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tungsten	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Gold	NOBLE METAL SERVICES	UNITED STATES OF AMERICA
Tin	Novosibirsk Tin Combine	RUSSIAN FEDERATION
Tantalum	NPM Silmet AS	ESTONIA
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION
Gold	Nyrstar Metals	UNITED STATES OF AMERICA
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Tin	OMODEO A. E S. METALLEGHE SRL	UNKNOWN
Tungsten	OOO "Technolom" 1	RUSSIAN FEDERATION
Tungsten	OOO "Technolom" 2	RUSSIAN FEDERATION
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)

11

Tin	P Kay Metal, Inc	UNITED STATES OF AMERICA
Gold	Pease & Curren	UNITED STATES OF AMERICA
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Tungsten	Philippine Bonway Manufacturing Industrial Corporation	PHILIPPINES
Tungsten	Philippine Carreytech Metal Corp.	PHILIPPINES
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	Plansee Composite Materials GmbH	GERMANY
Tungsten	Plansee SE Liezen	AUSTRIA
Gold	Planta Recuperadora de Metales SpA	CHILE
Tin	Pongpipat Company Limited	MYANMAR
Tantalum	PowerX Ltd.	RWANDA
Tin	Precious Minerals and Smelting Limited	INDIA
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Arsed Indonesia	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Serumpun	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Masbro Alam Stania	INDONESIA
Tin	PT Menara Cipta Mulia	INDONESIA
Tin	PT Mitra Graha Raya	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Mitra Sukses Globalindo	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Premium Tin Indonesia	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Putera Sarana Shakti (PT PSS)	INDONESIA
Tin	PT Rajawali Rimba Perkasa	INDONESIA
Tin	PT Rajehan Ariq	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tungsten	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sukses Inti Makmur (SIM)	INDONESIA
Tungsten	PT Timah (Persero), Tbk	INDONESIA
Tin	PT Timah Nusantara	INDONESIA
Tin	PT Timah Tbk Kundur	INDONESIA

12

Tin	PT Timah Tbk Mentok	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Gold	PX Precinox S.A.	SWITZERLAND
Gold	QG Refining, LLC	UNITED STATES OF AMERICA
Tantalum	QuantumClean	UNITED STATES OF AMERICA
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	Realized the Enterprise Co., Ltd.	UNKNOWN
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA
Gold	REMONDIS PMR B.V.	NETHERLANDS
Tin	Resind Industria e Comercio Ltda.	BRAZIL
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL
Tantalum	RFH Recycling Metals Co., Ltd.	CHINA
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA
Tin	Rian Resources SDN. BHD.	MALAYSIA
Tin	RIKAYAA GREENTECH PRIVATE LIMITED	INDIA
Gold	Royal Canadian Mint	CANADA
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tantalum	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tungsten	S.P.T. spol.s r.o.	CZECHIA
Gold	SAAMP	FRANCE
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA
Gold	Safimet S.p.A	ITALY
Gold	SAFINA A.S.	CZECHIA
Gold	Sai Refinery	INDIA
Gold	Sam Precious Metals	UNITED ARAB EMIRATES
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF
Gold	Sancus ZFS (L’Orfebre, SA)	COLOMBIA
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM
Gold	Sellem Industries Ltd.	MAURITANIA
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA
Gold	Shandon Jin Jinyin Refining Limited	UNKNOWN
Gold	Shandong Gold Smelting Co., Ltd.	CHINA
Gold	Shandong Hengbang Smelter Co., Ltd.	CHINA
Gold	Shandong Humon Smelting Co., Ltd.	CHINA
Gold	Shandong penglai gold smelter	UNKNOWN
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	Shandong Yanggu Xiangguang Co., Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Tantalum	Shanghai Jiangxi Metals Co., Ltd.	CHINA
Tin	Shangrao Xuri Smelting Factory	CHINA
Gold	Shenzhen CuiLu Gold Co., Ltd.	CHINA
Gold	Shenzhen Heng Zhong Industry Co., Ltd.	CHINA

13

Tin	Shenzhen Hong Chang Metal Manufacturing Factory	CHINA
Gold	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	CHINA
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	CHINA
Gold	Shirpur Gold Refinery Ltd.	INDIA
Tin	Sichuan Guanghan Jiangnan casting smelters	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Tin	Sigma Tin Alloy Co., Ltd.	CHINA
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Sino-Platinum Metals Co., Ltd.	CHINA
Tin	Smelter not listed	ITALY
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Tin	Soft Metais Ltda.	BRAZIL
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Tungsten	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Tin	Solder Court Ltd.	UNKNOWN
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Gold	Sovereign Metals	INDIA
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA
Gold	Sudan Gold Refinery	SUDAN
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tungsten	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	Super Ligas	BRAZIL
Tin	Suzhou Nuonengda Chemical Co., Ltd.	CHINA
Gold	SuZhou ShenChuang recycling Ltd.	UNKNOWN
Gold	T.C.A S.p.A	ITALY
Gold	Tai Perng	UNKNOWN
Tin	Tai Perng	UNKNOWN
Tin	Taiwan Huanliang	UNKNOWN
Gold	TAIWAN TOTAI CO., LTD.	UNKNOWN
Tin	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	JAPAN
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Tantalum	TANIOBIS Co., Ltd.	THAILAND
Tantalum	TANIOBIS GmbH	GERMANY
Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN
Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY
Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY
Tantalum	Telex Metals	UNITED STATES OF AMERICA
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIET NAM
Tin	Thailand Mine Factory	UNKNOWN
Tin	Thaisarco	THAILAND

14

Tungsten	Thaisarco	THAILAND
Tin	Three green surface technology limited company	UNKNOWN
Tin	TIN PLATING GEJIU	CHINA
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	CHINA
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA
Gold	TITAN COMPANY LIMITED, JEWELLERY DIVISION	INDIA
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Tin	TONG LONG	UNKNOWN
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Tin	Top-Team Technology (Shenzhen) Ltd.	CHINA
Gold	Torecom	KOREA, REPUBLIC OF
Tin	TRATHO Metal Quimica	BRAZIL
Gold	Tsai Brother industries	UNKNOWN
Tungsten	Tungamoy Metals Inc.	KOREA, REPUBLIC OF
Tungsten	Tungsten Diversified Industries LLC	UNKNOWN
Tungsten	Tungsten Vietnam Joint Stock Company	VIET NAM
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	ULVAC Inc.	JAPAN
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Tungsten	Uzbek Refractory and Heat-Resistant Metals	UZBEKISTAN
Tantalum	V&D New Materials (Jiangsu) Co., Ltd.	CHINA
Gold	Valcambi S.A.	SWITZERLAND
Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	CHINA
Tin	VQB Mineral and Trading Group JSC	VIET NAM
Tin	WANG TING	UNKNOWN
Gold	WEEEREFINING	FRANCE
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL
Gold	WIELAND Edelmetalle GmbH	GERMANY
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA
Tin	Woodcross Smelting Company Limited	UGANDA
Tin	WUJIANG CITY LUXE TIN FACTORY	CHINA
Gold	Wuzhong Group	CHINA
Tin	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA
Gold	Xiamen JInbo Metal Co., Ltd.	UNKNOWN
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tin	Xianghualing Tin Industry Co., Ltd.	UNKNOWN
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA
Tantalum	XIMEI RESOURCES(GUIZHOU) TECHNOLOGY CO., LTD.	CHINA
Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CHINA
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA

15

Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tin	XURI	CHINA
Gold	Yamakin Co., Ltd.	JAPAN
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
Tin	Yifeng Tin	CHINA
Tin	Yiquan Manufacturing	UNKNOWN
Gold	Yokohama Metal Co., Ltd.	JAPAN
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA
Tin	Yuecheng Tin Co., Ltd.	CHINA
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	Yunnan Chengo Electric Smelting Plant	CHINA
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Tin	Yunnan Copper Zinc Industry Co., Ltd.	CHINA
Tin	Yunnan Geiju Smelting Corp.	UNKNOWN
Gold	Yunnan Gold Mining Group Co., Ltd. (YGMG)	CHINA
Tin	Yunnan Industrial Co., Ltd.	CHINA
Tin	Yunnan Malipo Baiyi Kuangye Co.	CHINA
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	CHINA
Gold	Zhaojun Maifu	UNKNOWN
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold	Zhongkuang Gold Industry Co., Ltd.	CHINA
Gold	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	CHINA
Tin	Zhongshan Jinye Smelting Co.,Ltd	UNKNOWN
Gold	Zhongshan Poison Material Proprietary Co., Ltd.	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zhuhai toxic materials Monopoly Ltd.	CHINA
Tungsten	Zhuzhou Cement Carbide	CHINA
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Tungsten	Zhuzhou Chutian Cemented Carbide Co., Ltd	CHINA
Gold	Zhuzhou Smelting Group Co., Ltd	CHINA

16